                                                                   FORM 1 (7/94)

                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                WESTERN DIVISION
In re:
                                                          CASE NO:  97-10882
                                                                    --------
                                                          CHAPTER 11
CINCINNATI MICROWAVE, INC.                                JUDGE:  Burton Perlman
--------------------------                                        --------------
          Debtor
                      TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                       THE PERIOD ENDED: DECEMBER , 1997
                                        -----------
                                           MONTH

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

                   X           Operating Statement            (Form  2)
             -------------
                   X           Balance Sheet                  (Form  3)
             -------------
                   X           Summary of Operations          (Form  4)
             -------------
                   X           Monthly Cash Statement         (Form  5)
             -------------
                   X           Statement of Compensation      (Form  6)
             -------------

             -------------     -------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases [IS]/IS NOT in effect; and, (if not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases [ARE]/ARE NOT current. (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

       Dated: 1-9-98               George W. Fels
            --------               ------------------------------
                                   Debtor in Possession

                                   President/Liquidating Trustee   489-2216
                                   -----------------------------   --------
                                           Title                    Phone

                                                                   FORM 2 (7/94)

                           AMENDED OPERATING STATEMENT

Debtor : IN RE: CINCINNATI MICROWAVE, INC.                  Case No: 97 - 10882
         ---------------------------------                           ----------

                        Month Ending : December 31, 1997
                                      -------------------

                                                             TOTAL
                                      CURRENT MONTH          SINCE FILING

Total Revenue / Sales                $       242,384    $     3,851,044
Cost of Sale                         $       965,683    $     3,646,290
                                     ---------------    ---------------
Gross Profit                         $      (723,298)   $       204,754

Expenses:
Officer Compensation                 $        13,455    $       950,004
Employee Salaries                    $         3,928    $       902,229
Benefits & Pensions                  $             0    $         2,350
Payroll Taxes                        $             0    $             0
Other Taxes                          $        10,000    $        87,866
Rent & Lease Expense                 $         3,078    $        10,834
Interest Expense                     $         7,526    $        99,388
Insurance                            $        17,524    $       466,788
Auto & Truck Expenses                $             0    $           530
Utilities                            $        21,822    $       380,260
Depreciation                         $             0    $       188,376
Travel & Entertainment               $            20    $         3,949
Repairs & Maintenance                $        20,458    $        43,844
Advertising                          $             0    $       101,387
Supplies, Office Expense             $        33,776    $        61,416
Other :  Director Fees & Other       $         9,000    $         3,861
                                     ---------------    ---------------
TOTAL EXPENSES                       $       140,588    $     3,303,081

NET OPERATING PROFIT / (LOSS)        $      (863,887)   $    (3,098,327)

Add:       Non-Business Income:
           Interest Income           $             0    $             0
           Other Income              $       121,199    $       612,612
Less:      Non-Business Expenses:
           Professional Fees         $        57,745    $     1,309,217
           Other                     $             0    $         1,442
                                     ---------------    ---------------
TOTAL NON-BUSINESS PROFIT / (LOSS)   $        63,453    $      (698,047)

NET INCOME / (LOSS)                  $      (800,433)   $    (3,796,375)

                                                                   FORM 3 (7/94)

                                  BALANCE SHEET
                                  -------------

Debtor : IN RE: CINCINNATI MICROWAVE, INC.                   Case No: 97 - 10882
         ---------------------------------                            ----------

                        Month Ending : December 31, 1997
                                      -------------------

ASSETS                                     CURRENT MONTH           PRIOR MONTH             AT FILING
Cash:                                    $      3,370,520   *   $      2,939,654      $        724,343
Inventory:                               $              0       $        954,057      $      5,643,874
Accts Rec.:                              $      4,549,596   *   $      4,752,768      $      1,819,744
Insider Receivables:                     $              0       $              0      $              0
Land & Buildings:                        $              0       $              0      $     12,492,980
Furn., Fixtures & Equip:                 $              0       $              0      $     25,373,681
Accumulated Depreciation:                $              0       $              0      $    (29,118,554)
Other:                                   $        139,487       $        153,997      $      1,120,823
                                         ----------------       ----------------      ----------------
TOTAL ASSETS:                            $      8,059,603       $      8,800,476      $     18,056,891

TOTAL LIABILITIES:
Post Petition Liabilities:
Accts. Payable:                          $              0       $             51      $              0
Wages & Salaries:                        $        119,750       $        119,750      $              0
Taxes Payable:                           $              0       $              0      $              0
Other:  Accruals:                        $        232,602       $        182,560      $              0
                                         ----------------       ----------------      ----------------
TOTAL POST-PETITION LIAB.                $        352,352       $        302,361      $              0

Secured Liabilities:
Subject to Post-Petition                 $              0       $              0      $      3,794,500
Coll. or Financing Order                 $              0       $              0      $              0
All Other Secured Liab                   $              0       $              0      $              0
                                         ----------------       ----------------      ----------------
TOTAL SECURED LIAB.                      $              0       $              0      $      3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab                  $      1,593,334       $      1,583,767      $      1,539,168
Unsecured Liabilities:                   $      9,923,514       $      9,923,514      $     10,630,261
Other: Accruals & Estimates              $      4,800,037       $      4,800,037      $      6,237,879
                                         ----------------       ----------------      ----------------

TOTAL PRE-PETITION LIAB.                 $     16,316,886       $     16,307,318      $     18,407,308

EQUITY:
Owners' Capital:                         $     10,937,861       $     10,937,861      $     10,937,861
Retained Earnings-PrePet                 $    (15,082,778)      $    (15,082,778)     $    (15,082,778)
Retained Earnings-PostPet                $     (4,464,717)      $     (3,664,285)     $              0
                                         ----------------       ----------------      ----------------
TOTAL EQUITY                             $     (8,609,634)      $     (7,809,202)     $     (4,144,917)

TOTAL LIAB. & EQUITY                     $      8,059,603       $      8,800,476      $     18,056,891

     *    -- $100,000 of Restricted Cash (escrow for building sale) and $4.8 million of
          Accounts Receivable relate to the sale of CMI's land and building to Home Depot.

                               IN RE: CINCINNATI MICROWAVE, INC.

       Case No:    97 - 10882
                   ----------

       SCHEDULE ATTACHED TO:

                                     BALANCE SHEET (FORM 3)


                                       December 31, 1997



                         STATEMENT OF RETAINED EARNINGS - POST PETITION


                                                 ----------------
Retained Earnings - November 30, 1997            $     (3,664,285)
                                                 ================

Plus:  Current Earnings - Month of December      $       (800,432)
Less:  Prior Period Adjustment                   $              0
                                                 ----------------
Retained Earnings - December 31, 1997            $     (4,464,717)
                                                 ================

                                                                   FORM 4 (7/94)

                          SUMMARY OF OPERATIONS
                          ---------------------

Debtor  CIN.  MICROWAVE       Period Ended: December 31, 1997    Case No:   97 - 10882
       -----------------                   -------------------            ----------------

                             TAXES PAYABLE SCHEDULE
                             ----------------------

                                 Beginning          Accrued /       Payment /      Ending
                                 Balance            Withheld        Deposit        Balance
                              -----------------------------------------------------------------
      Income Taxes
      Federal:                 $     0.00       $   20,240.82  $  (20,240.82)   $    0.00
      State:                   $    (0.00)      $   3,604.74   $   (3,604.74)   $   (0.00)
      Local:                   $     0.00       $     0.00     $      0.00      $    0.00

      FICA Withheld:           $    (0.00)      $    744.42    $    (744.42)    $   (0.00)

      Employers FICA           $    (0.00)      $    744.42    $    (744.42)    $   (0.00)

      Unemployment Tax
      Federal:                 $     0.00       $     0.00     $      0.00      $    0.00
      State:                   $     0.00       $     0.00     $      0.00      $    0.00

      Sales, Use & Excise
      Sales Tax:               $   (43.10)      $     0.00     $    (623.76)    $  (666.86)
      Real Estate Tax:         $  132,737.00    $  10,000.00   $      0.00      $ 142,737.00
      Property Taxes:          $  594,857.33    $     0.00     $      0.00      $ 594,857.33
      Use Tax:                 $     0.00       $     0.00     $      0.00      $    0.00
      Other:  Worker's, etc    $   2,397.32     $  16,000.00   $  (15,800.00)   $  2,597.32

      TOTALS:                  $  729,948.54    $  51,334.40   $  (41,758.16)   $ 739,524.79



                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST PETITION ACCOUNTS PAYABLE

      Age in Days               0-30             30-60            Over 60

      Post Petition
      Accts. Payable     $            0     $            0     $            0

      Accts. Rec         $    4,549,596     $            0     $            0


FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM IT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:      ERIKA WILLIAMS                       Capacity:                 Principal
       -----------------------                              -----------
                                                                          Officer
                                                            -----------
                                                                 X        Director
                                                            -----------
                                                                          Insider
                                                            -----------

Detailed Description of Duties:   Member of Board of Directors
                                ------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------


CURRENT COMPENSATION PAID:                                   WEEKLY                or      MONTHLY

     DIRECTOR'S FEES                                                                              $3,000
                                                             ----------------              ---------------
                  For the Month of November, 1997

CURRENT BENEFITS RECEIVED:                                   WEEKLY                or      MONTHLY

     Health Insurance
                                                             ----------------              ---------------
     Life Insurance
                                                             ----------------              ---------------
     Retirement
                                                             ----------------              ---------------
     Company Vehicle
                                                             ----------------              ---------------
     Entertainment
                                                             ----------------              ---------------
     Travel
                                                             ----------------              ---------------
     Other Benefits
                                                             ----------------              ---------------


CURRENT TOTAL:
                                                             WEEKLY                or      MONTHLY

                                                                           $0                     $3,000
                                                             ----------------              ---------------


   Date:  1-9-98                                     /s/ George W. Fels   President/Liquidation Trustee
         --------------------                      -----------------------------------------------------
                                                   Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:      TED SPRINGSTEAD                      Capacity:                 Principal
       -----------------------                              -----------
                                                                          Officer
                                                            -----------
                                                                 X        Director
                                                            -----------
                                                                          Insider
                                                            -----------

Detailed Description of Duties:   Member of Board of Directors
                                ------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------


CURRENT COMPENSATION PAID:                                   WEEKLY                or      MONTHLY

     DIRECTOR'S FEES                                                                              $3,000
                                                             ----------------              ---------------
                  For the Month of November, 1997

CURRENT BENEFITS RECEIVED:                                   WEEKLY                or      MONTHLY

     Health Insurance
                                                             ----------------              ---------------
     Life Insurance
                                                             ----------------              ---------------
     Retirement
                                                             ----------------              ---------------
     Company Vehicle
                                                             ----------------              ---------------
     Entertainment
                                                             ----------------              ---------------
     Travel
                                                             ----------------              ---------------
     Other Benefits
                                                             ----------------              ---------------


CURRENT TOTAL:
                                                             WEEKLY                or      MONTHLY

                                                                           $0                     $3,000
                                                             ----------------              ---------------


   Date:  1-9-98                                     /s/ George W. Fels   President/Liquidation Trustee
         --------------------                      -----------------------------------------------------
                                                   Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:      GILBERT WACHSMAN                     Capacity:                 Principal
       -----------------------                              -----------
                                                                          Officer
                                                            -----------
                                                                 X        Director
                                                            -----------
                                                                          Insider
                                                            -----------

Detailed Description of Duties:   Member of Board of Directors
                                ------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------


CURRENT COMPENSATION PAID:                                   WEEKLY                or      MONTHLY

     DIRECTOR'S FEES                                                                              $3,000
                                                             ----------------              ---------------
                  For the Month of November, 1997

CURRENT BENEFITS RECEIVED:                                   WEEKLY                or      MONTHLY

     Health Insurance
                                                             ----------------              ---------------
     Life Insurance
                                                             ----------------              ---------------
     Retirement
                                                             ----------------              ---------------
     Company Vehicle
                                                             ----------------              ---------------
     Entertainment
                                                             ----------------              ---------------
     Travel
                                                             ----------------              ---------------
     Other Benefits
                                                             ----------------              ---------------


CURRENT TOTAL:
                                                             WEEKLY                or      MONTHLY

                                                                           $0                     $3,000
                                                             ----------------              ---------------


   Date:  1-9-98                                     /s/ George W. Fels   President/Liquidation Trustee
         --------------------                      -----------------------------------------------------
                                                   Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:      KURT H. STUMP                        Capacity:                 Principal
       -----------------------                              -----------
                                                                          Officer
                                                            -----------
                                                                 X        Director
                                                            -----------
                                                                          Insider
                                                            -----------

Detailed Description of Duties:   Member of Board of Directors                  $3,000
                                ------------------------------------------------------
                                  Consultant Fees                               $2,287
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------


CURRENT COMPENSATION PAID:                                   WEEKLY                or      MONTHLY

                  For the Month of November, 1997
                                                                                                  $5,287
                                                             ----------------              ---------------

CURRENT BENEFITS RECEIVED:                                   WEEKLY                or      MONTHLY

     Health Insurance                                                                                  $0
                                                             ----------------              ---------------
     Life Insurance
                                                             ----------------              ---------------
     Retirement
                                                             ----------------              ---------------
     Company Vehicle
                                                             ----------------              ---------------
     Entertainment
                                                             ----------------              ---------------
     Travel
                                                             ----------------              ---------------
     Other Benefits
                                                             ----------------              ---------------


CURRENT TOTAL:
                                                             WEEKLY                or      MONTHLY

                                                                           $0                     $5,287
                                                             ----------------              ---------------


   Date:  1-9-98                                     /s/ George W. Fels   President/Liquidation Trustee
         --------------------                      -----------------------------------------------------
                                                   Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:      GEORGE FELS                          Capacity:                 Principal
       -----------------------                              -----------
                                                                 X        Officer
                                                            -----------
                                                                          Director
                                                            -----------
                                                                          Insider
                                                            -----------

Detailed Description of Duties:   Daily work activities of President
                                ------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------


CURRENT COMPENSATION PAID:                                   WEEKLY                or      MONTHLY

                                                                                                        $0
                                                             ----------------              ---------------

CURRENT BENEFITS RECEIVED:                                   WEEKLY                or      MONTHLY

     Health Insurance
                                                             ----------------              ---------------
     Life Insurance
                                                             ----------------              ---------------
     Retirement
                                                             ----------------              ---------------
     Company Vehicle
                                                             ----------------              ---------------
     Entertainment
                                                             ----------------              ---------------
     Travel
                                                             ----------------              ---------------
     Other Benefits
                                                             ----------------              ---------------


CURRENT TOTAL:
                                                             WEEKLY                or      MONTHLY

                                                                           $0                           $0
                                                             ----------------              ---------------


   Date:  1-9-98                                     /s/ George W. Fels   President/Liquidation Trustee
         --------------------                      -----------------------------------------------------
                                                   Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF NECESSARY.

Name:      ROBIN EPPINGHOFF                     Capacity:                 Principal
       -----------------------                              -----------
                                                                 X        Officer
                                                            -----------
                                                                          Director
                                                            -----------
                                                                          Insider
                                                            -----------

Detailed Description of Duties:   Daily work activities of Secretary
                                ------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------


CURRENT COMPENSATION PAID:                                   WEEKLY                or      MONTHLY

                                                                                                   $5,168
                                                             ----------------              ---------------

CURRENT BENEFITS RECEIVED:                                   WEEKLY                or      MONTHLY

     Health Insurance                                                                                  $0
                                                             ----------------              ---------------
     Life Insurance
                                                             ----------------              ---------------
     Retirement
                                                             ----------------              ---------------
     Company Vehicle
                                                             ----------------              ---------------
     Entertainment
                                                             ----------------              ---------------
     Travel
                                                             ----------------              ---------------
     Other Benefits
                                                             ----------------              ---------------


CURRENT TOTAL:
                                                             WEEKLY                or      MONTHLY

                                                                           $0                      $5,168
                                                             ----------------              ---------------


   Date:  1-9-98                                     /s/ George W. Fels   President/Liquidation Trustee
         --------------------                      -----------------------------------------------------
                                                   Principal, Officer, Director, Insider